Revenue - Revenue Performance Obligation (Details) - Centuri - Revenue, Remaining Performance Obligation, Expected Timing of Satisfaction, Start Date [Axis]: 2020-01-01 $ in Millions	Dec. 31, 2019 USD ($)
Revenue, Remaining Performance Obligation, Expected Timing of Satisfaction [Line Items]
Transaction price allocated to unsatisfied performance obligations of contracts	$ 93.6
Revenue, remaining performance obligation, expected timing of satisfaction, period	2 years